UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

STIFEL, NICOLAUS PROFIT SHARING 401(k) PLAN

(Exact name of registrant as specified in its charter)

N/A

(State or other jurisdiction of incorporation)

1-9305	N/A
(Commission File Number)	(IRS Employer Identification No. )

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certified Accountant.

(a) On June 6, 2005, the Stifel, Nicolaus Profit Sharing 401(k) Plan (the "Plan") notified Deloitte & Touche LLP ("D&T") that the Administrative Committee and trustees of the Plan sponsored by Stifel Financial Corp., as the Plan administrator, had determined to dismiss D&T as the Plan's independent auditor. The audit reports issued by D&T on the Plan's financial statements as of and for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the audits of the two most recent fiscal years ended December 31, 2003 and the subsequent interim period through June 6, 2005, there were no (1) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of D&T would have caused it to make reference to the subject matter of the disagreement in connection with its opinion, or (2) reportable events.

The Plan provided D&T with a copy of the foregoing disclosures prior to the date of the filing of this report and requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements in this Item 4.01. A copy of D&T's letter is filed herewith as an exhibit.

(b) On June 6, 2005, the Plan engaged BKD, LLP ("BKD") as the Plan's independent accounting firm. During the two most recent fiscal years ended December 31, 2003 and 2002, and the interim period preceding the decision to engage BKD as the Plan's independent accountants, the Plan has not consulted with BKD regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report nor oral advice was provided to the Plan by BKD that BKD concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing, or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16: Letter from D&T to confirm that the client-auditor relationship has ceased, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stifel, Nicolaus Profit Sharing 401(k) Plan

(Name of Plan)
Date: June 28, 2005	By: /s/ Bernard N. Burkemper
Name: Bernard N. Burkemper
(Senior Vice-President / Review Committee)

Exhibit Index

Exhibit No.	Description
16	Letter from Deloitte & Touche LLP